Exhibit 99.1

Surf Air Mobility Announces Plan to Form New Venture, Surf Air Technologies LLC, and Enters Agreement with Palantir Technologies Inc. to Power Operating System for the Advanced Air Mobility Industry

The companies have been working together since 2021 deploying operator software used by Surf Air Mobility. Surf Air will leverage Palantir’s AIP to build a unique and transformative set of software tools for regional air operators and electrified aircraft OEMs.

LOS ANGELES — August 13, 2024 — Surf Air Mobility (NYSE: SRFM) (“Surf Air Mobility”, “Surf Air”), a leading regional air mobility platform, has announced that it intends to form Surf Air Technologies LLC (“Surf Air Technologies”), a new venture that will develop, market, and sell AI-powered software tools to create a category-defining operating system for the advanced air mobility industry. Surf Air Technologies’ core platform, “SurfOS”, will be powered by Palantir Technologies (NYSE: PLTR) (“Palantir”), a global leader in artificial intelligence, enterprise data analytics, and business intelligence.

Surf Air Technologies intends to sell and deploy software tools across the market consisting of thousands of Part 135 regional air operators (small aircrafts limited to under 30 seats with a 7,500 pound maximum payload), of which Surf Air Mobility’s Southern Airways subsidiary is the largest by scheduled departures. Palantir and Surf Air will engage their enterprise teams to make this technology broadly available.

Surf Air Technologies will build on the successful work Palantir and Surf Air began in 2021, in which the companies have been deploying software and analytics tools for use across Surf Air’s three air travel brands. The tools the companies have developed to date have focused on the most important needs for Part 135 operators and includes crew scheduling, business intelligence, distribution and pricing. Surf Air has already seen improvements to its own operations and business across these categories. For instance, since the start of our partnership, by leveraging deeper insights into customer behavior, preferences, and travel patterns, Surf Air has seen an approximate 25% increase in revenue per trip within its On Demand charter division. This work

Exhibit 99.1

with Palantir has laid the foundation for Surf Air’s platform to be able to host and provide the tools for multiple brands beyond just Surf Air.

Surf Air will be the first customer and consumer for SurfOS, and it plans to use these tools to enhance deployment and utilization of its own electrified aircraft, once certified.

Surf Air is considering bringing in outside investors to capitalize the Surf Air Technologies venture.

“SurfOS powered by Palantir’s Foundry and AI platforms will provide cutting edge AI-powered software infrastructure to operators of scheduled service and charter services, consumers, and aircraft manufacturers not existing today. SurfOS AI-powered operating systems will enable operators across the ecosystem to run their businesses more efficiently with access to more data with all types of aircraft including new electrified aircraft. SurfOS will provide disruptive software services and an operating platform to the advanced air mobility space to manage distribution and operations, enabling new businesses to flourish,” said Sudhin Shahani, Co-founder of Surf Air Mobility.

Surf Air believes that artificial intelligence, machine learning, and big data will transform advanced air mobility and will require a new set of tools to support the growth of this market segment. Surf Air Technologies is focused on addressing the largest opportunities across advanced air mobility, such as dynamic pricing, revenue management, and optimal aircraft and crew utilization.

The software tools will enable more accurate decision-making to improve operational efficiency and drive revenue, and will be categorized across dimensions that include revenue operations, distribution & monetization, and passenger operations.

The potential market opportunity is large, with the FAA reporting 1,818 Part 135 operators with 11,702 aircraft in the U.S. alone. The introduction of new electrified vehicles for passenger and

Exhibit 99.1

cargo use are anticipated to create a new form of mass transportation with low cost, low emission, point-to-point flying on short-haul, regional routes.

Reports from McKinsey & Co. and NASA estimate that the size of the regional air mobility market could reach between $75 billion and $115 billion by 2035, and a report from Morgan Stanley estimates that the TAM for urban air mobility could reach $1 trillion by 2040 and $9 trillion by 2050.

“We’re excited to offer these software tools to over 300 of the air operator partners we work with most often to empower their businesses and meet the growing demand for more efficient regional connectivity,” said Jamie Strecker, VP of Business Development for Surf Air Mobility.

About Palantir Technologies

Foundational software of tomorrow. Delivered today. Additional information is available at https://www.palantir.com.

About Surf Air Mobility

Surf Air Mobility is a Los Angeles-based regional air mobility platform expanding the category of regional air travel to transform flying through the power of electrification. In an effort to substantially reduce the cost and environmental impact of flying and as the owner of the largest commuter airline in the US, Surf Air Mobility intends to develop powertrain technology with its commercial partners to electrify existing fleets and bring electrified aircraft to market at scale. The management team has deep experience and expertise across aviation, electrification, and consumer technology.

Media Contacts

Palantir Press: Lisa Gordon, media@palantir.com

Surf Air Mobility Press: Patrick Lenihan, press@surfair.com

Surf Air Mobility Investors: investors@surfair.com

Exhibit 99.1

Surf Air Forward-Looking Statements

This Press Release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the joint venture with Palantir; Surf Air Technologies’ ability to develop, market and sell AI-powered software; the anticipated benefits and market acceptance of the software developed by Surf Air Technologies; the additional capitalization of Surf Air Technologies by outside investors; Surf Air Mobility’s ability to anticipate the future needs of the air mobility market; and future trends in the aviation industry, generally. Readers of this release should be aware of the speculative nature of forward-looking statements. These statements are based on the beliefs of the Surf Air Mobility’s management as well as assumptions made by and information currently available to the Surf Air Mobility and reflect the Surf Air Mobility’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that Surf Air and Palantir may not successfully consummate the transaction contemplated by the Surf Air Technologies venture agreement; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for the parties’ plans and assumptions will not be realized; the risk that Surf Air Technologies is unable to successfully develop, market, and sell software that maximizes the utility of AI and functions as intended; the risk that competitors may provide similar offers that fulfill the needs of target customers; Surf Air Mobility’s future ability to fulfill contractual obligations and maintain liquidity will depend on operating performance, cash flow and ability to secure adequate financing; Surf Air Mobility’s limited operating history and that Surf Air Mobility has not yet manufactured any hybrid-electric or fully-electric aircraft; the powertrain technology Surf Air Mobility plans to develop does not yet exist; any accidents or incidents involving hybrid-electric or fully-electric aircraft; the inability to accurately forecast demand for products and manage product inventory in an effective and efficient manner; the dependence on third-party partners and suppliers for the components and collaboration in Surf Air Mobility’s development of hybrid-electric and fully-electric powertrains, and any interruptions, disagreements or delays with those partners and suppliers; the inability to execute business objectives and growth strategies successfully or sustain Surf Air Mobility’s growth; the inability of Surf Air Mobility’s customers to pay for Surf Air Mobility’s services; the inability of Surf Air

Exhibit 99.1

Mobility to obtain additional financing or access the capital markets to fund its ongoing operations on acceptable terms and conditions; the outcome of any legal proceedings that might be instituted against Surf Air, Southern or Surf Air Mobility; the risks associated with Surf Air Mobility’s obligations to comply with applicable laws, government regulations and rules and standards of the New York Stock Exchange; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Surf Air Mobility files with the SEC, and investors are urged to review those periodic reports and the Surf Air Mobility’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. Surf Air Mobility assumes no obligation to update its forward-looking statements except as required by law.

Palantir Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, Palantir’s expectations regarding the amount and the terms of the contract and the expected benefits of its software platforms. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Forward-looking statements are based on information available at the time those statements are made and were based on current expectations as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond Palantir’s control. These risks and uncertainties include Palantir’s ability to meet the unique needs of its customers; the failure of Palantir’s platforms to satisfy its customers or perform as desired; the frequency or severity of any software and implementation errors; the reliability of Palantir’s platforms; and the ability of Palantir’s customers to modify or terminate their contracts. Additional information regarding these and other risks and uncertainties is included in the filings Palantir makes with the Securities and Exchange Commission from time to time. Except as required by law, Palantir does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.